UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 1, 2007

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

              001-16503                                 98-0352587
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       (Commission File Number)              (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)


                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01    Regulation FD Disclosure

As previously announced, Willis Group Holdings Limited ("WGHL") will host an Investor Day on November 2, 2007 in New York City. The event will be conducted by Joseph J. Plumeri, Chairman and CEO of WGHL and other members of senior management and will provide a strategic and financial overview of the Company. The live audio webcast and accompanying slide materials may be accessed from the "Investor Day" link on the Investor Relations section of www.willis.com from 8:00 a.m. until approximately 2:00 p.m. Eastern Time. The webcast and slide presentations will be archived following the event.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILLIS GROUP HOLDINGS LIMITED


Date: November 1, 2007.                By: /s/ Adam G. Ciongoli
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                                       Name:     Adam G. Ciongoli
                                       Title:    General Counsel